UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 27, 2004

                                _________________


                       PEGASUS COMMMUNICATIONS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-32383                 23-3070336
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)

           c/o Pegasus Communications Management Company
                        225 City Line Avenue
                     Bala Cynwyd, Pennsylvania                      19004
              (Address of Principal Executive Offices)            (Zip Code)


       Registrant's Telephone Number, Including Area Code: (800) 376-0022


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: Pegasus Communications Corporation is filing this Form 8-K/A relating to its Current Report on Form 8-K filed on September 27, 2004, to correct the "Directors and current executive officers as a group" line item in the ownership table and the accompanying footnote 15 to the table because the aggregate number of options held by directors and current executive officers was double-counted in the table included in the original report on Form 8-K. This Form 8-K/A has been amended and restated for ease of reference. However, the only differences between the information contained in this Form 8-K/A and the original report appear in the line item discussed above and footnote 15 to the table.


Item 8.01.        Other Events.

     In July, 2004, Pegasus Communications Corporation received an inquiry from the Nasdaq staff about whether at least 750,000 shares of its Class A common stock was held by persons other than directors, officers, and ten-percent-or greater stockholders - one of the requirements for continued listing on the Nasdaq National Market. In response, Pegasus furnished to the Nasdaq staff current information relating to the beneficial ownership of the Company's Class A common stock by its principal stockholders and directors and officers, demonstrating that it satisfied the 750,000-share requirement. At the Nasdaq staff's request, the Company is publicly filing the following information. Although the information below gives effect to the two-for-one stock split effected on August 26, 2004, the Company was in compliance with the requirement before the stock split.

     The table set forth below contains information, as of September 13, 2004 (unless otherwise indicated in the notes below), regarding the beneficial ownership of the Class A common stock and Class B common stock by (a) each stockholder known to the Company to be the beneficial owner, as defined in Rule 13d-3 under the Securities Exchange Act of 1934, of more than 5% of the Class A common stock and Class B common stock, based upon the Company's records, communications with former beneficial owners or the records of the Securities and Exchange Commission, (b) each director of the Company, (c) the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers and (d) the directors and current executive officers of the Company as a group.

     Each share of Class B common stock is currently convertible at the discretion of the holders into an equal number of shares of our Class A common stock. For voting purposes, each share of our Class A common stock has one vote per share while each share of our Class B common stock has ten (10) votes per share on all matters on which the Class A and Class B vote together. Each of the stockholders named below has sole voting power and sole investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated. Percentages in the table are calculated on the basis of 10,043,124 shares of Class A common stock outstanding as of September 13, 2004, which excludes 1,510,208 shares held by the Company's subsidiaries. Unless otherwise indicated, all share amounts and dollar amounts set forth in the table below have been adjusted to reflect a two for one stock split effected by the Company on August 26, 2004.


                                                       Pegasus Communications            Pegasus Communications
            Name and address of                         Class A Common Stock             Class B Common Stock
              Beneficial Owner                           Beneficially Owned                Beneficially Owned

                                                          Shares             %              Shares          %
Marshall W. Pagon(1) (2)....................            2,495,136           20.3          1,832,760 (3)     100
Ted S. Lodge (4)............................              316,242            3.1                --           --
Howard E. Verlin (5) .......................              178,352            1.8                --           --
Scott A. Blank (6)..........................              494,116            4.9                --           --
Rory J. Lindgren (7) .......................               94,410             *                 --           --
Robert T. Slezak (8)                                            0             *                 --           --
James J. McEntee, III (9)...................               63,825             *                 --           --
Mary C. Metzger (10)........................              552,898            5.3                --           --
DBS Investors, LLC (11).....................            1,100,000           11.0                --           --
Manulife Financial Corporation  and related                                                     --           --
  entities (12).............................              690,700            6.9                --           --
Atticus Capital, LLC (13)...................              782,306            7.8                --           --
Peninsula Capital Advisors, LLC (14)                    6,880,500           68.5                --           --
Directors and current executive officers as
  a group (15) (consists of 11 persons).....            4,273,093           37.0          1,832,760         100


_________________________
* Represents less than 1% of the outstanding shares of Class A common stock or less than 1% of the voting power, as applicable.

(1) The address of this person is c/o Pegasus Communications Management Company, 225 City Line Avenue, Suite 200, Bala Cynwyd, Pennsylvania 19004.

(2) Includes 71,000 shares of Class A common stock owned directly by Pegasus PCS Partners, L.P. Mr. Pagon, Pegasus Capital Holdings, LLC, Pegasus Communications Portfolio Holdings, Inc. and Pegasus PCS, Inc. are deemed to be beneficial owners of the shares. Mr. Pagon is the managing member of BDI Associates, LLC, which is the sole stockholder of Pegasus Communications Portfolio Holdings, Inc., which, in turn, is the sole stockholder of Pegasus PCS, Inc., which is the sole general partner in Pegasus PCS Partners, L.P. Mr. Pagon and each of the entities named as beneficial owners of the 71,000 shares of Class A common stock disclaim beneficial ownership with respect to such shares, except to their respective pecuniary interests therein. Also includes the 1,832,760 shares of Class B common stock described in note 3 below which are convertible into shares of Class A common stock on a one for one basis, 424,362 shares of Class A common stock which are issuable upon the exercise of outstanding stock options that are vested or become vested within 60 days and 167,014 shares of Class A common stock which Mr. Pagon holds directly.

(3) Pegasus Capital Holdings, LLC holds 600,950 shares of the Class B common stock. Mr. Pagon is the managing member of Pegasus Capital Holdings, LLC and is deemed to be the beneficial owner of these shares. All of the 1,231,810 remaining shares of Class B common stock are owned by Pegasus Communications Holdings, Inc. and two of its subsidiaries. All the capital stock of Pegasus Communications Holdings, Inc. is held by Pegasus Communications Limited Partnership. Mr. Pagon controls Pegasus Communications Limited Partnership by reason of his ownership of all the outstanding voting stock of the sole general partner of a limited partnership that is, in turn, the sole general partner in Pegasus Communications Limited Partnership. Therefore, Mr. Pagon is the beneficial owner of 100% of our Class B common stock with sole voting and investment power over all such shares.

(4) This includes 600 shares of Class A common stock owned by Mr. Lodge's wife, of which Mr. Lodge disclaims beneficial ownership, and 212,998 shares of Class A common stock which are issuable upon the exercise of outstanding stock options that are vested or become vested within 60 days.

(5) This includes 117,052 shares of Class A common stock which are issuable upon the exercise of outstanding stock options that are vested or become vested within 60 days.

(6) This includes 441,222 shares of Class A common stock held in Pegasus' 401(k) plans over which Mr. Blank and Karen Heisler, an executive officer of Pegasus, share voting power in their capacities as co-trustees and 40,612 shares of Class A common stock which are issuable upon the exercise of outstanding stock options that are vested or become vested within 60 days.

(7) This includes 52,996 shares of Class A common stock issuable upon the exercise of outstanding stock options that are vested or become vested within 60 days.

(8)  Mr. Slezak became a director effective March 30, 2004.

(9) This includes 54,150 shares of Class A common stock which are issuable upon the exercise of outstanding stock options that are vested or become vested within 60 days and 400 shares held beneficially by Mr. McEntee's wife, of which Mr. McEntee disclaims beneficial ownership.

(10) This includes 80,000 shares of Class A common stock held by Personalized Media & Communications, L.L.C. ("Personalized Media") of which Ms. Metzger is Chairman and warrants for 400,000 shares of Class A common stock exercisable by Personalized Media. Ms. Metzger disclaims beneficial ownership of all shares held directly by Personalized Media, except for her pecuniary interest therein. Also includes 72,898 shares of Class A common stock, which are issuable upon the exercise of that are vested or become vested within 60 days outstanding stock options. The address of Ms. Metzger is 110 East 42nd Street, Suite 1704, New York, New York, 10017.

(11) Based on information provided pursuant to a Schedule 13G filed jointly by DBS Investors, LLC ("DBS"), Pegasus Partners II, L.P. ("Pegasus Partners"), Pegasus Investors II, LP ("Pegasus Investors"), Pegasus Investors II GP, LLC ("Pegasus GP") and Pegasus Capital LLC on August 11, 2003. According to the Schedule 13G, Pegasus Partners is the sole member of DBS. Pegasus Investors is the general partner of Pegasus Partners. Pegasus GP is the general partner of Pegasus Investors LP. Pegasus GP is wholly owned by Pegasus Capital LLC, which is controlled by Craig Cogut. The Schedule 13G indicates that, by virtue of the foregoing, each of DBS, Pegasus Partners, Pegasus Investors, Pegasus GP, and Pegasus Capital LLC may be deemed to share voting power and power to direct the disposition of 1,100,000 shares of our Class A common stock, representing shares that may, in certain circumstances, be issuable upon the exchange, on a one-for-one basis, of 1,100,000 shares of our non-voting common stock, which are in turn exercisable upon the exercise of 1,100,000 outstanding warrants. The address for each of the foregoing persons or entities is c/o Pegasus Partners II, L.P., 99 River Road, Cos Cob, CT 06807-2514.

(12) Based on information provided pursuant to an amendment to Schedule 13G/A filed jointly by Manulife Financial Corporation, its direct, wholly owned subsidiary, John Hancock Financial Services, Inc., its direct, wholly owned subsidiary, John Hancock Life Insurance Company, and its indirect subsidiaries, John Hancock Subsidiaries LLC, The Berkeley Financial Group, LLC and John Hancock Advisers, LLC with the Securities and Exchange Commission on May 7, 2004. Manulife Financial Corporation has direct beneficial ownership of, the sole power to vote or to direct the vote, and sole power to dispose or direct the disposition of, all 690,700 shares. Through their parent subsidiary relationship with Manulife Financial Corporation, John Hancock Advisers, LLC, John Hancock Financial Services, Inc., John Hancock Life Insurance Company, John Hancock Subsidiaries LLC and The Berkeley Financial Group, LLC each have indirect beneficial ownership of the 690,700 shares. The address of Manulife Financial Corporation is 200 Bloor Street, East, Toronto, Ontario, Canada M4W 1E5. The address of John Hancock Financial Services, Inc., John Hancock Life Insurance Company and John Hancock Subsidiaries LLC is John Hancock Place, P.O. Box 111, Boston, MA 02117. The address of The Berkeley Financial Group, LLC and John Hancock Advisers, LLC is 101 Huntington Avenue, Boston, MA 02199.

(13) Based on information provided pursuant to a Schedule 13G filed jointly by Timothy R. Barakett and Stephen Edwards with the Securities and Exchange Commission on July 6, 2004. Mr. Barakett is the Chairman and Chief Executive Officer of Atticus Capital, LLC ("Atticus") and Mr. Edwards is a portfolio manager of Atticus Opportunity Fund Ltd. and the managing member of Edwards Capital Management, L.L.C. which acts as an investment advisor to certain managed accounts. Through their relationships with Atticus, each of Mr. Barakett and Mr. Edwards is deemed to be the beneficial owner of the Class A common stock owned by the respective funds. The address of Atticus Capital, LLC of each of Mr. Barakett and Mr. Edwards is 152 West 57th Street, 45th Floor, New York, New York 10019.

(14) Based on information provided pursuant to an amendment to Schedule 13D filed by Peninsula Capital Advisors, LLC ("Peninsula Capital") and Peninsula Investment Partners, L.P. ("Peninsula Partners") with the Securities and Exchange Commission on June 22, 2004. According to the amendment to Schedule 13D, Peninsula Capital is the investment manager of Peninsula Partners and also serves as investment advisor to a number of separate managed accounts and trusts. The Schedule 13D indicates that, by virtue of the foregoing, both Peninsula Capital and Peninsula Partners may be deemed to share voting power and the power to direct the disposition of 6,880,500 shares of our Class A common stock. In addition, Peninsula Capital has the sole power to dispose, or to direct the disposition of, 165,500 shares of our Class A common stock and the sole power to vote, or to direct the vote of, 149,500 of these shares. Both Peninsula Capital and Peninsula Partners disclaim beneficial ownership in the shares reported, except to the extent of their pecuniary interest therein. The address of each of the foregoing entities is 404B East Main Street, Charlottesville, VA 22902.

(15) This includes 1,102,184 shares of Class A common stock which are issuable upon the exercise of outstanding stock options that are vested or become vested within 60 days and the 400,000 warrants that exercisable are into Class A common stock and attributed to Ms. Metzger as described in footnote 10.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   PEGASUS COMMUNICATIONS CORPORATION


                                   By        /s/ Scott A. Blank
                                                 Scott A. Blank,
                                                 Senior Vice President


Date:  September 28, 2004